AMENDMENT NO. 10
              TO AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

     AMENDMENT NO. 10 to the Amended and Restated Expense Limitation Agreement, dated as of November 1, 2006, by and between Met Investors Advisory LLC (the "Manager") and Met Investors Series Trust (the "Trust").

     The Manager and the Trust hereby agree to modify and amend the Amended and Restated Expense Limitation Agreement effective as of October 9, 2001 (the "Agreement") between Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) and the Trust, as amended on May 1, 2002, May 1, 2003, April 30, 2004, November 3, 2004, May 1, 2005, September 30, 2005, November 1, 2005,
December 16, 2005, and May 1, 2006.

     1. New Portfolios. The Manager and the Trust have determined to add the Strategic Growth and Income Portfolio, the Strategic Growth Portfolio, and the Strategic Conservative Growth Portfolio ("New Portfolios") to the Agreement on the terms and conditions contained in the Agreement, and at the level of the expense limitation applicable to the New Portfolios as set forth in the attached schedule.

     2. Schedule A. Schedule A to the Agreement, as amended, which sets forth the Portfolios of the Trust, is hereby replaced in its entirety by Amendment No. 10 to Schedule A attached hereto.

     3. Term and Termination of Agreement. The Term and Termination provisions of this Agreement are amended as follows:

     This Agreement shall continue in effect with respect to all of the New Portfolios until April 30, 2008 and will continue in effect until April 30, 2007 with respect to the existing Portfolios set forth in Amendment No. 10 to Schedule A (except Batterymarch Growth and Income Portfolio). The expense limitation for the Batterymarch Growth and Income Portfolio is permanent. The Agreement shall thereafter continue in effect with respect to each Portfolio from year to year and permanently for the Batterymarch Growth and Income Portfolio provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Trustees"). Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety (90) days' prior written notice to the other party at its principal place of business; provided that, in case of termination by the Trust, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

     Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         In WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 10 as of the date first above set forth.

         MET INVESTORS SERIES TRUST               MET INVESTORS ADVISORY LLC
         ON BEHALF OF EACH OF
         ITS PORTFOLIOS

         By: ________________________             By: _______________________
         Name:                                             Name:
         Title:                                            Title:

                                AMENDMENT NO. 10

                                   SCHEDULE A
                     MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Portfolios of the Trust:



--------------------------------------------------------------------------- --------------------------------------------------

                                                                            Maximum Annual
Name of Portfolio                                                           Operating Expense Limit
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Strategic Growth and Income Portfolio                                       0.15%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Strategic Growth Portfolio                                                  0.15%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Strategic Conservative Growth Portfolio                                     0.15%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/AIM Capital Appreciation Portfolio                                      1.25%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/AIM Small Cap Growth Portfolio                                          1.05%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Batterymarch Growth and Income Portfolio                                    0.65% of the first $500 million of such assets
                                                                            plus 0.55% of such assets over $500 million up
                                                                            to $1 billion plus 0.50% of such assets over $1
                                                                            billion up to $1.5 billion plus 0.45% of such
                                                                            assets over $1.5 billion up to $2 billion plus
                                                                            0.40% of such assets over $2 billion
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Batterymarch Mid-Cap Stock Portfolio                                        0.95%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Cyclical Growth and Income ETF Portfolio                                    0.55%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Cyclical Growth ETF Portfolio                                               0.55%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Dreman Small-Cap Value Portfolio                                            1.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
BlackRock High Yield Portfolio                                              0.95%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio                                       0.95%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Harris Oakmark International Portfolio                                      1.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Legg Mason Aggressive Growth Portfolio                                      0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Janus Capital Appreciation Portfolio                                        1.25%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Lazard Mid-Cap Portfolio                                                    0.80%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Legg Mason Partners Managed Assets Portfolio                                1.25%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Legg Mason Value Equity Portfolio                                           0.80%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Loomis Sayles Global Markets Portfolio                                      0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Lord Abbett America's Value Portfolio                                       0.85%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Lord Abbett Bond Debenture Portfolio                                        None
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Lord Abbett Growth and Income Portfolio                                     None
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Van Kampen Mid-Cap Growth Portfolio                                         0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                                         None
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
BlackRock Large-Cap Core Portfolio                                          1.00%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Met/Putnam Capital Opportunities Portfolio                                  None
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Aggressive Strategy Portfolio                                       0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Balanced Strategy Portfolio                                         0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Defensive Strategy Portfolio                                        0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Growth Strategy Portfolio                                           0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MetLife Moderate Strategy Portfolio                                         0.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MFS Emerging Markets Equity Portfolio                                       1.30%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MFS Research International Portfolio                                        1.00%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
MFS Value Portfolio                                                         1.00%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Neuberger Berman Real Estate Portfolio                                      0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Oppenheimer Capital Appreciation Portfolio                                  0.75%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
PIMCO Inflation Protected Bond Portfolio                                    0.65%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
PIMCO Total Return Portfolio                                                None
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Pioneer Fund Portfolio                                                      1.00%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Pioneer Mid-Cap Value Portfolio                                             1.00%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Pioneer Strategic Income Portfolio                                          1.25%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
RCM Global Technology Portfolio                                             1.10%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio                                      0.90%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Third Avenue Small Cap Value Portfolio                                      0.95%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Turner Mid-Cap Growth Portfolio                                             0.95%
--------------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------- --------------------------------------------------
Van Kampen Comstock Portfolio                                               0.80%
--------------------------------------------------------------------------- --------------------------------------------------

